                                                                  EXHIBIT (23)-2

                        CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of The Banc Corporation 401(k) Plan of our reports with respect to the various consolidated financial statements included in the registration and prospectus on Form S-1 (Registration No. 333-67011) as follows:


                  Report                     Form S-1
                   Date                      Page No.
                  ------                     --------
              November 6, 1998               F-5
              February 5, 1998               F-34
              May 6, 1998                    F-94
              January 8, 1998                F-115
              June 11, 1998                  F-158




Birmingham, Alabama
January 19, 1999


                          /s/ Dudley, Hopton-Jones, Sims & Freeman PLLP
                          ---------------------------------------------
                              Dudley, Hopton-Jones, Sims & Freeman PLLP